UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2021

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060
________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8.0% Series A Cumulative Convertible Preferred Stock	YCBDpA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, on December 20, 2018 (the “Closing Date”) cbdMD, Inc. closed that certain Agreement and Plan of Merger (the “Merger Agreement”) dated December 3, 2018 by and among our company, our subsidiaries and Cure Based Development, LLC (“Cure Based Development”). Pursuant to the terms of the Merger Agreement, as partial merger consideration CBD Holding, LLC (“CBDH”), the then sole member of Cure Based Development, was entitled to receive (the “Earnout Rights”) up to 15,250,000 additional shares of our common stock (the “Earnout Shares”) upon the satisfaction of certain aggregate net revenue criteria within 60 months following the Closing Date. The possible issuance of the Earnout Shares was approved by our shareholders in April 2019. In February 2020 CBDH distributed the Earnout Rights to its members which included affiliates of both Martin A. Sumichrast and R. Scott Coffman, executive officers and directors of our company. In February 2020 we issued those members an aggregate of 5,127,792 shares of our common stock upon the conclusion of the first earnout marking period, and in March 2021 we issued those members an aggregate of 3,348,520 shares of our common stock upon the conclusion of the second earnout marking period.

On March 31, 2021 we entered into Addendum No. 1 to the Merger Agreement with the members which amended the measurement periods within the third marking period to change the determination of the aggregate net revenues within the third marking period to a quarterly basis for each of the six fiscal quarters within the third marking period, beginning with the quarter ended March 31, 2021, instead of following third marking period end date which was 18 months after the beginning of the third marking period.

Following the completion of the March 31, 2021 quarter within the third marking period, and in accordance with the terms of the Merger Agreement, as amended, we determined that the net revenues for the March 31, 2021 quarter within the third marking period were $11,798,611, and on May 14, 2021 we issued the members an aggregate of 562,278 shares of our common stock. The recipients were accredited investors and the issuances were exempt from registration under the Securities Act of 1933, as amended, in reliance on an exemption provided by Section 4(a)(2) of that act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: May 18, 2021	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer and Chief Operating Officer